UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2013

TARGA RESOURCES PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 4, 2013, Targa Resources Partners LP (the “Partnership”) filed a current report on Form 8-K (the “Original Filing”) in connection with the closing of the acquisition on December 31, 2012 of the equity interests in Saddle Butte Fort Berthold Gathering, LLC and Saddle Butte Assets, LLC (collectively, “the Saddle Butte Subsidiaries”) by Targa Badlands LLC, an indirect wholly-owned subsidiary of the Partnership. On March 15, 2013, the Partnership filed a current report on Form 8-K/A to provide the audited financial statements of Saddle Butte Pipeline, LLC and unaudited pro forma condensed consolidated financial statements of Targa Resources Partners LP, as required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

The Partnership is filing this Form 8-K to provide an updated unaudited pro forma condensed consolidated statement of operations of Targa Resources Partners LP for the year ended December 31, 2012, including the notes thereto and to provide the combined financial statements of Saddle Butte Assets, LLC and Saddle Butte Fort Berthold Gathering, LLC as of and for the years ended December 31, 2012, 2011 and 2010.

As the Saddle Butte Subsidiaries comprised substantially all of Saddle Butte Pipeline, LLC’s key operating assets, the combined carve-out financial statements of Saddle Butte Assets, LLC and Saddle Butte Fort Berthold Gathering, LLC as of and for the years ended December 31, 2012, 2011 and 2010 are presented in order to provide investors with the complete and comprehensive financial history of the acquired business. The financial statements of Saddle Butte Pipeline, LLC as of and for the year ended December 31, 2012 were impracticable to prepare for inclusion in this filing as such financial statements would include the financial impact on Saddle Butte Pipeline, LLC as of the December 31, 2012 closing of the disposition of the Saddle Butte Subsidiaries to the Partnership.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The Combined Financial Statements of Saddle Butte Assets, LLC and Saddle Butte Fort Berthold Gathering, LLC as of and for the years ended December 31, 2012, 2011 and 2010, including the notes thereto, are filed herewith as Exhibit 99.1.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated statement of operations of Targa Resources Partners LP for the year ended December 31, 2012, including the notes thereto, are filed herewith as Exhibit 99.2.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Hein & Associates LLP, Independent Certified Public Accountants for Saddle Butte Assets, LLC and Saddle Butte Fort Berthold Gathering, LLC.

99.1	Combined Financial Statements of Saddle Butte Assets, LLC and Saddle Butte Fort Berthold Gathering, LLC as of and for the years ended December 31, 2012, 2011 and 2010, including the notes thereto.

99.2	Unaudited pro forma condensed consolidated statement of operations of Targa Resources Partners LP for the year ended December 31, 2012, including the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Targa Resources Partners LP.

	By:	Targa Resources GP LLC, its general partner

Date: April 5, 2013	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Hein & Associates LLP, Independent Certified Public Accountants for Saddle Butte Assets, LLC and Saddle Butte Fort Berthold Gathering, LLC.

99.1	Combined Financial Statements of Saddle Butte Assets, LLC and Saddle Butte Fort Berthold Gathering, LLC as of and for the years ended December 31, 2012, 2011 and 2010, including the notes thereto.

99.2	Unaudited pro forma condensed consolidated statement of operations of Targa Resources Partners LP for the year ended December 31, 2012, including the notes thereto.